October 1, 2021

BNY MELLON INVESTMENT FUNDS I

– BNY Mellon Diversified Emerging Markets Fund

Supplement to Current Prospectus

The following information supersedes and replaces the fourth paragraph of the section "Fund Details – Goal and Approach – Description of the Active Equity and Multi-Factor Equity Strategies and the Newton Fund – Newton Fund" in the prospectus:

As part of its investment research process, Newton considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct proprietary ESG quality reviews of certain investments (depending on the nature of the relevant investment). Newton, however, does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments such as index-based ETFs. In addition, Newton will make investment decisions for the fund that are not based solely on ESG considerations, such as those factors set out above. In some cases therefore, Newton may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the fund.

6919S1021

October 1, 2021

BNY MELLON INVESTMENT FUNDS I

– BNY Mellon International Equity Fund

Supplement to Current Prospectus

The following information supersedes and replaces the fifth paragraph of the section "Fund Details – Goal and Approach" in the prospectus:

Newton conducts fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities Newton believes will outperform globally. In conducting its fundamental analysis, Newton's analysts search for attractively priced companies with good products and strong management that they perceive to possess a sustainable competitive advantage. Newton conducts an initial screening of the universe of stocks by reviewing, among other factors, a company's price-to-earnings ratios, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. As part of its investment research process, Newton considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct proprietary ESG quality reviews of certain investments (depending on the nature of the relevant investment). Newton, however, does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments such as index-based ETFs. In addition, Newton will make investment decisions for the fund that are not based solely on ESG considerations, such as those factors set out above. In some cases therefore, Newton may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the fund.

6916S1021